Exhibit 99.1

As a follow up to my November 14 email, below is an update on merger progress made to date and an indication of the steps ahead of us.

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The process of understanding our respective companies has continued to progress rapidly. We now have 22 project teams engaged across the various departments of both companies. These teams are working together to create an operating plan that will define how we integrate our businesses on Day One, which will be January 7, 2013. Overall, the integration project planning process is on track, and our leadership teams will convene in Scottsdale on December 11-12 to review integration plans developed by all project teams.

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The process of executive business reviews continued with meetings in Waukesha on November 12-13, in Atlanta on November 14-15, and concluded with meetings in Singapore in November 19-20. By this time I had reviewed most departments within RedPrairie and I can confirm a few observations that associates from both JDA and RedPrairie may find interesting:

•	Our businesses are very alike. We operate with the same focus on delivering a high quality experience to our customers and a desire to always do the right thing.

•	There are many opportunities for us to learn from each other and ensure that when we combine our companies we will create a new business that is better than either of our existing businesses today.

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We must move quickly to seize the opportunities that lie ahead. We cannot assume that our competitors will stand still, and we must prepare to act quickly if we are to maximize the opportunity from this merger.

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Informal feedback from customers continues to be positive. I am confident that we can create a new day for JDA and RedPrairie as a result of this transaction. For many of our customers, we are currently viewed as point solution providers. JDA currently has about 2,700 maintenance paying customers and RedPrairie has around 900. Of these, around 325 customers are shared, so we have a net active maintenance-paying customer list of about 3,275 companies. However, of these companies, over 2,500 currently license only one solution area from us. The opportunity before us is to demonstrate the potential of our combined companies so that our customers consider us in a new light – that of a strategic suite provider, not just a point solution provider. If we are successful, we will drive growth for the combined company that will substantially outpace our current trajectory.

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On November 21 we received early termination from the Hart Scott Rodino waiting period. This is the anti-trust process for company mergers in the USA and represents an important green light for the transition process.

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A RedPrairie board meeting was held on November 26 and during this meeting we discussed the progress of the integration project, the challenges and opportunities ahead, and started the discussion regarding the potential management structure of the combined company.

•	On November 27 we launched the financing process with the debt markets in New York. The attendance was strong and early indications are positive.

Building a new company is an exciting and challenging opportunity, and as the process continues we will all get to play our parts. The focus between now and the end of the year remains the same as always – we must deliver the results that our respective company plans require and I ask that each of you maintain this priority. Once we get into 2013 we will only have a few short days before we can start to execute our integration plans and begin the new day for our combined company. I realize that this process is stressful for many of you and ask for your patience while we carefully plan this integration without wasting precious time.

I will check back with you in a couple of weeks, after our leadership review of the integration project plans on December 11 and 12.

Thanks,

Hamish

Forward Looking Statements

This communication may contain forward-looking statements. These forward-looking statements involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding information regarding the intent, belief or current expectation of JDA Software Group, Inc. (the “Company”) and members of its senior management team. Forward-looking statements include, without limitation, statements regarding prospective performance and opportunities and the outlook for the Company’s businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward looking statements include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of the Company stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on August 6, 2012, its Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K, its Solicitation/Recommendation Statement on Schedule 14D-9, filed with the SEC on November 15, 2012, its preliminary Proxy Statement on Schedule 14A, filed with the SEC on November 21, 2012, and the tender offer documents filed by RP Crown Acquisition Sub, LLC, a Delaware limited liability company (“Merger Sub”) and certain of its affiliates, including RP Crown Parent, LLC (“Parent”), each as amended from time to time. All of the materials related to the transaction (and all other transaction documents filed with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting Company Investor Relations at 14400 N. 87th Street, Scottsdale, Arizona 85260, telephone number (480-308-3392) or mike.burnett@jda.com. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Notice to Investors

This communication is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Company common stock has been made pursuant to a tender offer statement on Schedule TO, containing an Offer to Purchase and related tender offer documents, filed by Merger Sub and certain of its affiliates with the SEC. In addition, the Company has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THESE DOCUMENTS, AS AMENDED FROM TIME TO TIME, CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The tender offer materials (and all other materials filed by the Company with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and stockholders may also obtain free copies of the documents filed by the Company with the SEC by contacting Company Investor Relations at 14400 N. 87th Street, Scottsdale, Arizona 85260, telephone number (480-308-3392) or mike.burnett@jda.com.

Additional Information about the Merger and Where to Find It

This communication may be deemed to be proxy solicitation material in respect of the proposed acquisition of the Company by an affiliate of Parent. In connection with the potential one-step merger, the Company has filed a preliminary Proxy Statement on Schedule 14A with the SEC. Additionally, the Company intends to file other relevant materials with the SEC in connection with the proposed acquisition of the Company pursuant to the terms of an

Agreement and Plan of Merger dated as of November 1, 2012 by and among the Company, Parent and Merger Sub. THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE WILL CONTAIN IMPORTANT INFORMATION, AND INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND CONSIDER THESE MATERIALS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION. The materials filed by the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and stockholders will also be able to obtain free copies of the documents filed by the Company with the SEC by contacting Company Investor Relations at 14400 N. 87th Street, Scottsdale, Arizona 85260, telephone number (480-308-3392) or mike.burnett@jda.com.

The Company and its directors, executive officers and other members of their management and employees, under the SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s definitive proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on October 4, 2012, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on August, 6, 2012, and the preliminary Proxy Statement on Schedule 14A and other relevant materials which may be filed with the SEC in connection with the transaction when and if they become available. Information concerning the interests of the Company’s potential participants, which may, in some cases, be different than those of the Company’s stockholders generally, are set forth in the preliminary Proxy Statement on Schedule 14A relating to the transaction.

Contact Information

Media:

Beth Elkin

469-357-4225

beth.elkin@jda.com

Investors:

Mike Burnett

480-308-3392

mike.burnett@jda.com